UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2007
Aradigm Corporation
(Exact name of Registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	94-3133088 (I.R.S. Employer Identification No.)
Commission file number: 0-28402
3929 Point Eden Way, Hayward, CA 94545
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 265-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On March 29, 2007, Aradigm Corporation issued a press release announcing its fiscal 2006 fourth quarter and full year financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.
          The information in the report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Aradigm Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated March 29, 2007, Announcing Aradigm Corporation’s Fiscal 2006 Fourth Quarter and Full Year Financial Results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 29, 2007	ARADIGM CORPORATION
	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman,
SVP and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated March 29, 2007, Announcing Aradigm Corporation’s Fiscal 2006 Fourth Quarter and Full Year Financial Results.